GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West SecureFoundation® Lifetime 2015 Fund

Investor Class Ticker: MXSJX

Service Class Ticker: MXSKX

Class L Ticker: MXLEX

(the “Fund”)

Supplement dated November 15, 2018 to the Prospectus and Summary Prospectus for

the Fund, each dated April 30, 2018, as supplemented.

Notice of Merger

On September 18, 2018, the Board of Directors of Great-West Funds, including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West SecureFoundation Lifetime 2015 Fund, a series of Great-West Funds (the “Acquired Fund”), with and into the Great-West SecureFoundation Balanced Fund, another series of Great-West Funds (the “Acquiring Fund”) (the “Merger”). The Merger does not require shareholder approval. It is anticipated that the Merger will be a tax-free reorganization for U.S. federal income tax purposes. Effective as of the close of business December 31, 2018, the Acquired Fund will close to new investors.

It is anticipated that the Merger will be consummated on or about March 15, 2019, or on such other date as the officers of Great-West Funds determine (the “Closing Date”). As of the close of business on the Closing Date, beneficial owners of Investor Class, Service Class, and Class L shares of the Acquired Fund will automatically receive a proportionate number of Investor Class, Service Class, and Class L shares, respectively, of the Acquiring Fund based on each fund’s net asset value. Accordingly, when acquiring shares of the Acquired Fund prior to the Closing Date, you should also consider the strategies and risks of the Acquiring Fund. Please see the Prospectus or Summary Prospectus for the Acquiring Fund for further information on its strategies and risks.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 30, 2018.

Please keep this Supplement for future reference.